CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of FMS Financial Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Craig W. Yates, President and Chief Executive Officer, and Channing
L. Smith, Vice President and Chief Financial Officer certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 13, 2003



/s/Craig W. Yates                                    /s/Channing L. Smith
-----------------------                              -----------------------
Craig W. Yates                                       Channing L. Smith
President and Chief Executive Officer                Vice President  and
                                                     Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.